UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 9, 2006

                       HUNGARIAN TELEPHONE AND CABLE CORP.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                       1-11484                 13-3652685
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)           Identification No.)

                         1201 Third Avenue, Suite #3400
                         Seattle, Washington 98101-3034
                    (Address of Principal Executive Offices)

                                 (206) 654-0204
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition*

On November 9, 2006, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01         Financial Statements and Exhibits


                  (d)      Exhibits


                           99.1 Press release dated November 9, 2006 announcing the Registrant's financial results for the quarter ended September 30, 2006.




* The information furnished under Item 2.02 of this Current Report on Form 8-K, including the exhibit attached hereto under Item 9.01, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             HUNGARIAN TELEPHONE AND CABLE CORP.



Date: November 9, 2006                       By:   /s/ Peter T. Noone
                                                   -----------------------------
                                                   Peter T. Noone
                                                   General Counsel


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

                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  Exhibit Index



     Exhibit             Description of Document
     Number
      99.1               Press Release dated November 9, 2006 announcing the
                         Registrant's financial results for the quarter ended
                         September 30, 2006.



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